                                                                    Exhibit 32.2

                                  CERTIFICATION
                          REQUIRED BY RULE 13a-14(b) OR
                    RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Richard W. Lucas,  as Chief  Financial  Officer of KSW,  Inc.,  (the
"Company"), certify, pursuant to 18 U.S.C. ss.1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

         (1) the  accompanying  Quarterly  Report  on Form  10-Q for the  period ending March 31, 2006 (the "Report") filed with the U.S. Securities and Exchange
Commission,  fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the  information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated:  May 12, 2006

                                         /s/Richard W. Lucas
                                         -----------------------
                                         Richard W. Lucas
                                         Chief Financial Officer